SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    May 11, 1995


                       Johnson Worldwide Associates, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-16255                   39-1536083
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                   1326 Willow Road, Sturtevant, Wisconsin 53177
          (Address of principal executive offices, including zip code)


                                 (414) 884-1500
                         (Registrant's telephone number)

   Item 2.     Acquisition or Disposition of Assets.

          Johnson Worldwide Associates, Inc. ("JWA") acquired substantially all of the assets of the SpiderWire/TM/ product line (the "Acquired Business") of Safari Land Ltd., Inc., a California corporation ("Safariland"), pursuant to an Asset Purchase Agreement, dated as of March 31, 1995, by and between JWA and Safariland (the "Purchase Agreement"). JWA's acquisition of the assets of the Acquired Business as well as the consummation of the transactions related thereto is referred to herein as the "Acquisition." To date, JWA has paid a total cash consideration of $23,420,000 in the Acquisition, which amount includes $3,415,000 paid on May 11, 1995 in connection with the post-closing valuation of the Acquired Business' work-in-process and finished goods inventory (the "Inventory"), and accrued $250,000 of direct acquisition costs.

          Pursuant to the Purchase Agreement, JWA acquired all of the right, title and interest of Safariland to (i) all of the Acquired Business' (a) personal property, (b) trademarks, copyrights and other intellectual property, (c) sales and promotional literature, (d) records, files, customer lists and other data, (e) Inventory, (f) interests in the name "SpiderWire" and derivatives therefrom and names similar thereto, and (g) general intangibles, and (ii) certain of the Acquired Business' contracts, purchase orders and sales orders. All other assets of the Acquired Business (including, without limitation, cash, tax credits, real property, notes, accounts receivable, and raw materials inventory) were retained by Safariland. Except for certain contractual obligations relating to the Acquired Business and certain discretionary product return responsibilities, JWA did not assume any of the liabilities of the Acquired Business or Safariland.

          JWA acquired the assets of the Acquired Business from Safariland for (i) the assumption of certain contractual and other liabilities of the Acquired Business; (ii) $20,004,625 in cash at or prior to the closing of the Acquisition; (iii) $1,000,000 in cash payable after all obligations of a third party relating to the marketing and promotion of certain products of the Acquired Business and JWA have been satisfied; (iv) the value of the Inventory, which was paid to Safariland on May 11, 1995; (v) an additional payment equal to thirty-five percent (35%) of the annual prorated gross profit on sales by JWA of certain of the products of the Acquired Business in excess of $25,000,000 minus eighteen percent (18%) of the annual net sales of such products in excess of $25,000,000 for each of JWA's fiscal years 1996 through 2001; and (vi) an additional payment of up to $4,000,000 if fiscal year 1996 net sales of a certain product of the Acquired Business achieves specified levels of sales and profitability. However, in the event JWA does not sell or use all of the Inventory acquired in the Acquisition by March 31, 1996, Safariland is obligated to refund to JWA the price which JWA paid for such unsold or unused Inventory items. The purchase price paid by JWA for the assets of the Acquired Business was determined on the basis of arm's length negotiations between the parties.

          In connection with the Acquisition, (i) JWA entered into a long-term, exclusive supply agreement with AlliedSignal Inc., the manufacturer of the advanced Spectra/R/ microfilament fiber and proprietary encapsulated Spectra/R/ fiber-based microfilament fishing line used in the products of the Acquired Business; (ii) JWA and Safariland entered into a 120-day service agreement pursuant to which Safariland will provide JWA with production, shipping, invoicing, order processing and other services in return for a fee of $25,000 per month; (iii) JWA and Safariland entered into an agreement pursuant to which Safariland guaranteed JWA specified quantities of one product of the Acquired Business at a set price through September 30, 1995. In addition, under the Purchase Agreement Safariland agreed to sell to JWA, at specified prices, such raw materials of the Acquired Business on hand as of the closing of the Acquisition as JWA may order during the 12 months following the closing and Safariland agreed to divert or supply JWA with finished goods and/or raw materials used in making the products of the Acquired Business in the event AlliedSignal Inc. is unable to supply JWA with sufficient quantities of such goods and/or materials.

          To provide interim financing for the Acquisition and to pay costs associated with the Acquisition, JWA entered into an unsecured $30,000,000 line of credit, effective as of April 3, 1995 (the "Credit Agreement"), with The First National Bank of Chicago. JWA borrowed $20,005,000 under the Credit Agreement or other existing credit facilities at or prior to the closing of the Acquisition and borrowed an additional $3,415,000 under the Credit Agreement in connection with the May 11, 1995 payment of the Inventory value. Committed permanent financing for the Acquisition, in the form of $30,000,000 of unsecured senior notes (the "Senior Notes") bearing interest of 7.77%, will be issued October 15, 1995, at which time any amounts outstanding under the Credit Agreement will be retired. The Senior Notes will have annual principal payments of $3,000,000 to $5,000,000 beginning October 1999 with a final payment due in October 2005.

          The Purchase Agreement and the Credit Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The brief summaries of the material provisions of such agreements set forth above are qualified in their entirety by reference to each respective agreement filed as an exhibit hereto.

          Safariland, through the Acquired Business, was engaged in the marketing, distribution and sale of fishing tackle products and JWA intends to continue that business.



   Item 7.     Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

          It is impracticable for JWA to provide the required financial statements for the Acquired Business at the time this Current Report on Form 8-K is filed. In addition, JWA has requested that the Securities and Exchange Commission, among other things, waive certain of the audit requirements for such financial statements pursuant to Rule 3-13 of Regulation S-X. The required financial statements for the Acquired Business, as such may be modified and/or waived by the Securities and Exchange Commission, will be filed as soon as practicable but in no event later than July 25, 1995.

          (b)  Pro Forma Financial Information.



                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

          The following unaudited pro forma financial information relates to the acquisition (such acquisition as well as the consummation of certain related transactions is referred to herein as the "Acquisition") by Johnson Worldwide Associates, Inc. ("JWA") of substantially all of the assets of the SpiderWire/TM/ product line (the "Business") of Safari Land Ltd., Inc. The Acquisition, which was accounted for using the purchase method of accounting, was deemed to be effective as of the close of business on March 31, 1995. The pro forma financial information also gives effect to the pending acquisition of substantially all of the assets of the Neptune product line ("Neptune") of Goldeneye Products, Inc., which is expected to close on June 30, 1995 and will be accounted for using the purchase method of accounting (the "Neptune Acquisition"). The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the historical financial statements of JWA, the Business and Neptune.

          The unaudited pro forma condensed consolidated statements of operations reflect the historical results of operations of JWA, the Business and Neptune for the fiscal year ended September 30, 1994, and the six months ended March 31, 1995, with pro forma acquisition adjustments as if the Acquisition and the Neptune Acquisition had occurred as of the beginning of the respective periods. The unaudited pro forma condensed consolidated balance sheet reflects the historical financial position of JWA, the Business and Neptune at March 31, 1995, with pro forma acquisition adjustments as if the Acquisition and the Neptune Acquisition had occurred on March 31, 1995. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the Acquisition and the Neptune Acquisition, (b) factually supportable, and (c) in the case of certain income statement adjustments, expected to have a continuing impact.

          The unaudited pro forma condensed consolidated financial statements should be read in connection with JWA's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 along with the financial statements of the Business and related notes that will appear elsewhere in this Current Report on Form 8-K.

          The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what JWA's financial position or results of operations as of the dates presented would have been had the Acquisition and the Neptune Acquisition in fact occurred on such date or at the beginning of the periods indicated or to project JWA's financial position or results of operations for any future date or period.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1995
                                   (unaudited)


    (thousands, except share               Acquired    Pro Forma
     data)                        JWA     Businesses  Adjustments  Pro Forma

    Assets
    Current assets:

      Cash                      $ 2,280     $    --     $    --     $ 2,280

      Accounts receivable
         less allowance for
         doubtful accounts of
         $2,704                 109,238          --          --     109,238

      Inventories                96,275       4,130          --     100,405
      Other current assets       13,892          76          --      13,968
                              ---------   ---------   ---------   ---------
         Total current assets   221,685       4,206          --     225,891

    Property, plant and
      equipment                  29,389         111          --      29,500
    Intangible assets            36,432          --      23,944      60,376
    Other assets                  3,172          --        (900)      2,272
                               --------   ---------   ---------   ---------
    Total assets               $290,678    $  4,317   $  23,044    $318,039
                               ========    ========   =========    ========

    Liabilities and
      Shareholders' Equity
    Current liabilities:

      Notes payable and
         current maturities
         of long-term
         obligations           $ 65,751    $     --    $     --    $ 65,751
      Accounts payable           18,751          --          --      18,751
      Other accrued
         liabilities             27,492          --          --      27,492
                                -------    --------    --------    --------
         Total current
           liabilities          111,994          --          --     111,994

    Long-term obligations,
      less current maturities    36,407          --      27,361      63,768

    Other liabilities             5,708          --          --       5,708
                               --------    --------   ---------   ---------
         Total liabilities      154,109          --      27,361     181,470

    Shareholders' equity:

      Common stock:
         Class A shares issued
           6,866,296                343          --          --         343
         Class B shares issued
           1,230,099                 62          --          --          62
      Capital in excess of
         par value               43,380          --          --      43,380

      Retained earnings          84,031          --          --      84,031
      Contingent compensation      (210)         --          --        (210)
      Cumulative translation
         adjustment               9,600          --          --       9,600
      Treasury stock               (637)         --          --        (637)
                             ---------- -----------  ----------   ---------

      Total shareholders'
         equity                 136,569          --          --     136,569
                             ---------- -----------  ----------   ---------

         Total liabilities and
           shareholders'
           equity              $290,678  $       --  $   27,361    $318,039
                              =========   =========   =========   =========

   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1994
                                   (unaudited)

    (thousands, except per share            Acquired    Pro Forma
    data)                           JWA    Businesses  Adjustments Pro Forma

    Net sales                    $284,343    $  9,069   $    (600)  $292,812
    Cost of sales                 173,869       5,169          --    179,038
                                 --------  ----------   ---------   --------
      Gross profit                110,474       3,900        (600)   113,774
    Operating expenses             91,536       4,977       1,018     97,531
                                 --------   ---------   --------- ----------
      Operating profit (loss)      18,938      (1,077)     (1,618)    16,243

    Interest expense                6,845         121       1,639      8,605
    Other (income) expenses, net     (391)         --          --       (391)
                                 --------   ---------  ----------   --------
      Income (loss) from
         continuing operations
         before income taxes       12,484      (1,198)     (3,257)     8,029
    Income tax expense (benefit)    4,338        (416)     (1,130)     2,792
                                 --------   ---------    --------   --------
    Income (loss) from
      continuing operations      $  8,146    $   (782)  $  (2,127)  $  5,237
                                  =======     =======   =========   ========

    Earnings per common share:
      Continuing operations      $   1.01                           $    .65
                                  =======                            =======
    Weighted average common and
      common equivalent shares
      outstanding                   8,068                              8,068
                                 ========                            =======

   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1995
                                   (unaudited)


    (thousands, except per           Acquired    Pro Forma
    share data)              JWA    Businesses  Adjustments   Pro Forma

    Net sales             $159,259    $ 13,077     $   (300)   $172,036
    Cost of sales           96,595       8,009           --     104,604
                           -------    --------     --------    --------
      Gross profit          62,664       5,068         (300)     67,432
    Operating expenses      52,736       4,048          509      57,293
                          --------    --------     --------   ---------
      Operating profit       9,928       1,020         (809)     10,139
    Interest expense         3,022         319        1,155       4,496
    Other (income)
      expenses, net           (466)          1           --        (465)
                            ------     -------     --------     -------

      Income before
         income taxes        7,372         700       (1,964)      6,108
    Income tax expense       2,860         272         (762)      2,370
                           -------     -------      -------    --------
    Net income             $ 4,512    $    428    $  (1,202)    $ 3,738
                           =======     =======      =======    ========

    Earnings per common
      share               $    .56                             $    .46
                           =======                             ========

    Weighted average
      common and common
      equivalent shares
      outstanding            8,075                                8,075
                           =======                              =======

   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

   NOTE 1

   The pro forma condensed consolidated balance sheet has been prepared to reflect the purchase by JWA of selected assets of the Business from Safari Land Ltd., Inc. ("Safariland") and selected assets and liabilities of Neptune from Goldeneye Products, Inc. ("Goldeneye") (together, the "Acquired Businesses"). Selected assets acquired have been recorded at net book value at March 31, 1995, which approximates fair market value. The pro forma adjustments as of March 31, 1995 reflect the following:

   (a) The financing for the acquisitions.

   (b) The allocation of excess of cost over the fair value of net assets acquired to goodwill.

   (c) The reclassification of prepayments made by JWA, and included in the purchase price, to an intangible asset.


   NOTE 2

   The pro forma condensed consolidated statements of operations for the year ended September 30, 1994 and the six months ended March 31, 1995 are based on the financial statements of JWA and the Business for the twelve months ended September 30, 1994 and for the six months ended March 31, 1995, respectively, and Neptune for the twelve months ended June 30, 1994 and for the six months ended December 31, 1994, respectively, after giving effect to the following pro forma adjustments:

   (a) Additional interest expense resulting from the debt obtained to finance the acquisition and provide working capital, at rates in effect at the beginning of, or during the respective periods, as appropriate.

   (b) Additional operating expenses, primarily amortization expense, resulting from the amortization of intangible assets based on a useful life of 25 years.

   (c) Reduction of net sales resulting from the elimination of royalty payments to Safariland from JWA.

   (d) Provision for income tax benefits resulting from the proforma adjustments using statutory tax rates.

   NOTE 3

   The financial statements of the Acquired Businesses have been extracted from the full financial statements of Safariland and Goldeneye. Certain expenses, such as executive salaries, have not been allocated to the Acquired Businesses. Certain expenses, such as interest, have been estimated. Income tax expense or benefit has been calculated using statutory tax rates. Similarly, certain assets of Safariland and Goldeneye, such as cash and accounts receivable, and all liabilities, were not acquired and are not reflected in the assets and liabilities of the Acquired Businesses.

        (c)  Exhibits.

        The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 JOHNSON WORLDWIDE ASSOCIATES, INC.



   Date:  May 26, 1995                By:   /s/ Carl G. Schmidt
                                      Carl G. Schmidt
                                      Senior Vice President and Chief
                                      Financial Officer, Secretary and
                                      Treasurer

                       JOHNSON WORLDWIDE ASSOCIATES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated May 11, 1995


                             Exhibit

        (2)      Asset Purchase Agreement by and between
                 Johnson Worldwide Associates, Inc. and
                 Safari Land Ltd., Inc., dated as of
                 March 31, 1995*

        (4)      Unsecured Line of Credit Letter
                 Agreement by and between Johnson
                 Worldwide Associates, Inc. and The First
                 National Bank of Chicago, effective as
                 of April 3, 1995

   ___________________

   * The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.